                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





               DATE OF REPORT (Date of earliest event reported):
                         July 1, 1998 (January 7, 1998)



                            SPIEKER PROPERTIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           MARYLAND                   1-12528                94-3185802
           --------                   -------                ----------
(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)          Identification No.)



   2180 SAND HILL ROAD, MENLO PARK, CA                         94025
   -----------------------------------                         -----
 (Address of principal executive offices)                    (Zip code)



                                 (650) 854-5600
                                 --------------
              (Registrant's telephone number, including area code)

                            SPIEKER PROPERTIES, INC.
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Item 2.  Acquisition or Disposition of Assets

        The Company previously reported the acquisition of phases of the TDC Portfolio, totaling 2,907,934 square feet of office properties (as identified in note (h) in the Notes and adjustments to pro forma condensed consolidated financial statements) located in California and Arizona on its Report on Form 8-K dated January 20, 1998, on its Annual Report on Form 10-K for the year ended December 31, 1997 and on its Quarterly Report on Form 10-Q for the quarter ended March 31, 1998. Certain audited historical financial information and unaudited pro forma information concerning the portion of the TDC Portfolio which closed on or before April 30, 1998 (the "TDC Portfolio") is provided in Item 7 of this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits.


(a) Statements of Revenues and Certain Expenses for the TDC Portfolio Report of Independent Public Accountants

        Statements of Revenues and Certain Expenses for the three months ended March 31, 1998, (unaudited) and for the year ended December 31, 1997

        Notes to Statements of Revenues and Certain Expenses for the three months ended March 31, 1998, (unaudited) and for the year ended December 31, 1997

(b)     Pro Forma Financial Information
        Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998
           (unaudited)
        Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 1998 (unaudited), and for the year ended December 31, 1997 (unaudited)
        Notes and adjustments to Pro Forma Condensed Consolidated Financial
           Statements (unaudited)

(c)     Exhibits

        2.1 Contribution Agreement relating to the acquisition of the TDC Portfolio, as amended.

        23.1 Consent of Independent Public Accountants

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Stockholders of Spieker Properties, Inc.:

        We have audited the accompanying statement of revenues and certain expenses of the TDC Portfolio, as defined in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the management of Spieker Properties, Inc. (the "Company"). Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K dated July 1, 1998, and is not intended to be a complete presentation of the revenues and expenses of the TDC Portfolio.

        In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the TDC Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



San Francisco, California                   ARTHUR ANDERSEN LLP
May 25, 1998

                            SPIEKER PROPERTIES, INC.

                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                              FOR THE TDC PORTFOLIO
              FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)






                                              Three Months Ended                  Year Ended
                                                March 31, 1998                 December 31, 1997
                                                --------------                 -----------------
                                                 (unaudited)

RENTAL REVENUES                                  $     7,652                       $    29,440

CERTAIN EXPENSES:

     Rental expenses                                   1,726                             9,594
     Real estate taxes                                   655                             2,574
                                                 -----------                       -----------
                                                       2,381                            12,168
                                                 -----------                       -----------

REVENUES IN EXCESS OF CERTAIN EXPENSES           $     5,271                       $    17,272
                                                 ===========                       ===========





        The accompanying notes are an integral part of these statements.

                            SPIEKER PROPERTIES, INC.

              NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                              FOR THE TDC PORTFOLIO
              FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


1. Basis of Presentation and Summary of Significant Accounting Policies:

Properties Acquired

The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of certain properties listed below in the TDC Portfolio acquired by Spieker Properties, L.P. (the "Company") in several phases prior to and including April 30, 1998. Spieker Properties, Inc. owns an approximate 88.8% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company") as of March 31, 1998. The portion of the TDC Portfolio which closed on April 30, 1998 is comprised of the following properties (the "Property"):


      Property Name                        Location                                      Description
      -------------                        --------                                      -----------

Cerritos Towne Center                    Cerritos, CA                 Three building office complex totaling 330,704 sq. ft.

2600 Michelson/18581 Teller              Irvine, CA                   Two building office property totaling 389,643 sq. ft.

Metro Center                             Foster City, CA              Three building office complex totaling 707,469 sq. ft.

Biltmore Commerce Center                 Phoenix, CA                  Three story office building totaling 262,875 sq. ft.



Basis of Presentation

The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Property for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property; however, except for the ground leases discussed in Note 3, the Company is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest, depreciation and amortization and other costs not directly related to the future operations of the Property.

The financial information presented for the three months ended March 31, 1998, is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statement of revenues and certain expenses for the Property.

Revenue Recognition

All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

2. Leasing Activity:

The minimum future rental revenues from leases in effect as of April 1, 1998, for the remainder of 1998 and annually thereafter are as follows:


                               Year                                                       Amount
                               ----                                                       ------

                               1998 (nine months)                                        $     19,134
                               1999                                                            21,587
                               2000                                                            14,437
                               2001                                                            11,723
                               2002                                                             8,222
                               Thereafter                                                      22,173
                                                                                         ------------
                                                                                         $     97,276
                                                                                         ============


In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,011 for the three months ended March 31, 1998, (unaudited) and $3,987 for the year ended December 31, 1997. Certain leases contain options to renew.

3. Lease Commitments:

The Company has entered into operating ground leases on certain land parcels of the Property with a period of 56 years. Under certain circumstances the Company has options to purchase the land parcels at Fair Market Value before the end of the lease term. Future minimum rental payments required under noncancelable operating ground leases in effect at March 31, 1998, are as follows:


                               Year                                                       Amount
                               ----                                                       ------

                               1998 (nine months)                                        $      2,656
                               1999                                                             3,542
                               2000                                                             3,542
                               2001                                                             3,542
                               2002                                                             3,542
                               Thereafter                                                     180,642
                                                                                         ------------
                                                                                         $    197,466
                                                                                         ============

                            SPIEKER PROPERTIES, INC.

                         PRO FORMA FINANCIAL INFORMATION


        The unaudited, pro forma condensed consolidated balance sheet as of March 31, 1998, reflects the acquisition of the TDC Portfolio, the offering of $25 million in unsecured investment grade debt, the issuance of 1,166,144 shares of common stock, 1,500,000 Series D Preferred Units in Spieker Properties, L.P., and certain other adjustments as if such transactions had all occurred on March 31, 1998. The accompanying unaudited, pro forma condensed consolidated statement of operations for the three months ended March 31, 1998 reflects the 1998 Debt Issuances, the 1998 Common Stock and Preferred Unit Issuances, the 1998 Acquired Properties, and certain other adjustments as if such transactions had occurred on January 1, 1998. The accompanying unaudited, pro forma condensed consolidated statement of operations for the year ended December 31, 1997, reflects the 1997 Acquired Properties and Mortgages, the 1997 Property Dispositions, the 1997 Debt Issuances, the 1997 Common and Preferred Stock Issuances, the 1998 Debt Issuance, the 1998 Common Stock and Preferred Unit Issuances, the 1998 Acquired Properties and certain other adjustments as if such transactions and adjustments had all occurred on January 1, 1997.

        These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, and its Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the above property acquisitions and dispositions and offerings.

        These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                            SPIEKER PROPERTIES, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                        (unaudited, dollars in thousands)


                                                                            Common Stock and      Acquisition
                                                             Debt            Preferred Unit       of the TDC
                                    Historical (a)       Issuance (b)        Issuances (c)       Portfolio (d)
                                    --------------       -------------       -------------       -------------
ASSETS
Investment in real estate, net       $  3,644,006        $          -         $          -        $    278,209
Cash and cash equivalents                  21,042              23,438              117,183            (142,382)
Deferred financing and leasing
   costs, net                              35,426               1,562                    -                   -
Other assets                               79,657                   -                    -                   -
                                     ------------        ------------         ------------        ------------
     Total assets                    $  3,780,131        $     25,000         $    117,183        $    135,827
                                     ============        ============         ============        ============

LIABILITIES
Mortgage loans                       $    115,354        $          -         $          -        $          -
Unsecured line of credit                  321,000                   -                    -             102,637
Unsecured notes                         1,411,500              25,000                    -                   -
Other liabilities                         168,294                   -                    -                   -
                                     ------------        ------------         ------------        ------------
     Total liabilities                  2,016,148              25,000                    -             102,637
                                     ------------        ------------         ------------        ------------

MINORITY INTEREST                         202,482                   -               73,125              33,190
                                     ------------        ------------         ------------        ------------

STOCKHOLDERS' EQUITY
Series A Preferred Stock                   23,949                   -                    -                   -
Series B Preferred Stock                  102,064                   -                    -                   -
Series C Preferred Stock                  145,959                   -                    -                   -
Common Stock                                    6                   -                    -                   -
Additional paid-in capital              1,290,648                   -               44,058                   -
Deferred compensation                      (1,357)                  -                    -                   -
Retained earnings                             232                   -                    -                   -
                                     ------------        ------------         ------------        ------------
     Total stockholders' equity         1,561,501                   -               44,058                   -
                                     ------------        ------------         ------------        ------------

                                     $  3,780,131        $     25,000         $    117,183        $    135,827
                                     ============        ============         ============        ============





                                             Other
                                       Adjustments (d)           Pro Forma
                                      ---------------            ---------
ASSETS
Investment in real estate, net           $           -          $   3,922,215
Cash and cash equivalents                            -                 19,281
Deferred financing and leasing
   costs, net                                        -                 36,988
Other assets                                         -                 79,657
                                         -------------          -------------
     Total assets                        $           -          $   4,058,141
                                         =============          =============

LIABILITIES
Mortgage loans                           $           -          $     115,354
Unsecured line of credit                             -                423,637
Unsecured notes                                      -              1,436,500
Other liabilities                                    -                168,294
                                         -------------          -------------
     Total liabilities                               -              2,143,785
                                         -------------          -------------

MINORITY INTEREST                              (15,415)(e)            293,382
                                         -------------          -------------

STOCKHOLDERS' EQUITY
Series A Preferred Stock                             -                 23,949
Series B Preferred Stock                             -                102,064
Series C Preferred Stock                             -                145,959
Common Stock                                         -                      6
Additional paid-in capital                      15,415(e)          1,334,706
Deferred compensation                                -                 (1,357)
Retained earnings                                    -                 15,647
                                         -------------          -------------
     Total stockholders' equity                 15,415              1,620,974
                                         -------------          -------------

                                         $           -          $   4,058,141
                                         =============          =============

    The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated balance sheet.

                            SPIEKER PROPERTIES, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
            (unaudited, dollars in thousands, except per share data)


                                                                                                 1998 Common Stock
                                                                                1998 Debt          and Preferred
                                                         Historical (a)        Issuance (f)      Unit Issuances (g)
                                                         --------------        ------------      ------------------

REVENUES
   Rental income                                          $     117,637        $           -       $           -
   Interest and other income                                      7,670                    -                   -
                                                          -------------        -------------       -------------
   Total revenue                                                125,307                    -                   -
                                                          -------------        -------------       -------------

OPERATING EXPENSES
   Rental expenses                                               24,389                    -                   -
   Real estate taxes                                              9,300                    -                   -
   Interest expense, including amortization of
     finance costs                                               29,267                4,075                   -
   Depreciation and amortization                                 19,586                    -                   -
   General and administrative and other expenses                  4,822                    -                   -
                                                          -------------        -------------       -------------
       Total operating expenses                                  87,364                4,075                   -
                                                          -------------        -------------       -------------

Income from operations before disposition of
     property and minority interests                             37,943               (4,075)                  -
                                                          -------------        -------------       -------------

Minority interests share in net income                           (4,761)                   -              (1,442)
                                                          -------------        -------------       -------------

Net income before disposition of property                        33,182               (4,075)             (1,442)
                                                          -------------        -------------       -------------

Series A Preferred Stock dividends                                 (695)                   -                   -
Series B Preferred Stock dividends                               (2,510)                   -                   -
Series C Preferred Stock dividends                               (2,953)                   -                   -
                                                          -------------        -------------       -------------

Net income available to common stockholders
before disposition of property                            $      27,024        $      (4,075)      $      (1,442)
                                                          =============        =============       =============

Net income per common share                               $        0.44
                                                          =============

Weighted average common shares outstanding                   60,931,677                                1,761,290
                                                          =============                            =============





                                                          1998 Acquired           Other
                                                         Properties (h)        Adjustments           Pro Forma
                                                         --------------        -----------           ---------

REVENUES
   Rental income                                          $      10,642       $           -        $     128,279
   Interest and other income                                         10                   -                7,680
                                                          -------------       -------------        -------------
   Total revenue                                                 10,652                   -              135,959
                                                          -------------       -------------        -------------

OPERATING EXPENSES
   Rental expenses                                                3,027                   -               27,416
   Real estate taxes                                                655                   -                9,955
   Interest expense, including amortization of
     finance costs                                                    -                   -               33,342
   Depreciation and amortization                                  1,766                   -               21,352
   General and administrative and other expenses                      -                   -                4,822
                                                          -------------       -------------        -------------
       Total operating expenses                                   5,448                   -               96,887
                                                          -------------       -------------        -------------

Income from operations before disposition of
     property and minority interests                              5,204                   -               39,072
                                                          -------------       -------------        -------------

Minority interests share in net income                                -              (86)(i)              (6,289)
                                                          -------------       -------------        -------------

Net income before disposition of property                         5,204                 (86)              32,783
                                                          -------------       -------------        -------------

Series A Preferred Stock dividends                                    -                   -                 (695)
Series B Preferred Stock dividends                                    -                   -               (2,510)
Series C Preferred Stock dividends                                    -                   -               (2,953)
                                                          -------------       -------------        -------------

Net income available to common stockholders
before disposition of property                            $       5,204       $         (86)       $      26,625
                                                          =============       =============        =============

Net income per common share                                                                        $        0.42
                                                                                                   =============

Weighted average common shares outstanding                                                         62,692,967 (j)
                                                                                                   =============


         The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated statement of operations.

                            SPIEKER PROPERTIES, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
              (unaudited, dollars in thousands, except share data)


                                                         1997 Acquired                                        1997 Common
                                                        Properties and    1997 Property      1997 Debt       and Preferred
                                          Historical(a)   Mortgages (k)   Dispositions (l)  Issuances (n)  Stock Issuances (q)
                                          -------------   -------------   ----------------  -------------  -------------------
 REVENUES
    Rental income                          $  321,609      $ 135,165        $  (8,420)        $       -       $         -
    Interest and other income                   9,704              -                -                 -                 -
                                           ----------      ---------        ---------         ---------       -----------
      Total Revenues                          331,313        135,165           (8,420)                -                 -
                                           ----------      ---------        ---------         ---------       -----------

 OPERATING EXPENSES
    Rental expenses                            66,654         28,986           (1,574)                -                 -
    Real estate taxes                          24,644         10,594             (755)                -                 -
    Interest expense                           62,266              -                -            36,438                 -
    Depreciation and
 amortization                                  52,779         22,369             (617)                -                 -
    General and administrative and
 other expenses                                14,836              -                -                 -                 -
                                           ----------      ---------        ---------         ---------       -----------
      Total operating expenses                221,179         61,949           (2,946)           36,438                 -
                                           ----------      ---------        ---------         ---------       -----------
 Income from operations before
 disposition of property and
 minority interests                           110,134         73,216           (5,474)          (36,438)                -
                                           ----------      ---------        ---------         ---------       -----------

 Minority interests share of net income       (12,761)             -                -                 -                 -
                                           ----------      ---------        ---------         ---------       -----------

 Net income before disposition of
 property                                      97,373         73,216           (5,474)          (36,438)                -
                                           ----------      ---------        ---------         ---------       -----------

 Series A Preferred Stock dividends            (2,415)             -                -                 -                 -
 Series B Preferred Stock dividends           (10,041)             -                -                 -                 -
 Series C Preferred Stock dividends            (2,658)             -                -                 -            (9,155)
                                           ----------      ---------        ---------         ---------       -----------
 Net income available to common
 stockholders before disposition of
 property                                  $   82,259      $  73,216        $  (5,474)        $ (36,438)      $    (9,155)
                                           ==========      =========        =========         =========       ===========

 Net income per common share               $     1.68
                                           ==========

 Weighted average common shares
 outstanding                               48,968,905                                                          11,405,152 (j)
                                           ==========                                                         ===========

                                                          1998 Common Stock
                                          1998 Debt         and Preferred       1998 Acquired         Other
                                         Issuance (f)     Unit Issuances (g)    Properties (h)    Adjustments (m)      Pro Forma
                                         ------------     ------------------    --------------    ---------------      ---------
 REVENUES
    Rental income                          $       -         $          -          $  76,939      $   (21,626)       $   503,667
    Interest and other income                      -                    -                  -           15,107             24,811
                                           ---------         ------------          ---------      -----------        -----------
      Total Revenues                               -                    -             76,939           (6,519)           528,478
                                           ---------         ------------          ---------      -----------        -----------
 OPERATING EXPENSES
    Rental expenses                                -                    -             28,234           (4,735)           117,565
    Real estate taxes                              -                    -              5,830           (1,784)            38,530
    Interest expense                          31,361                    -                  -                -            130,065
    Depreciation and
 amortization                                      -                    -             12,895           (3,401)            84,024
    General and administrative and
 other expenses                                    -                    -                  -                -             14,836
                                           ---------         ------------          ---------      -----------        -----------
      Total operating expenses                31,361                                  46,959           (9,920)           385,020
                                           ---------         ------------          ---------      -----------        -----------
 Income from operations before
 disposition of property and
 minority interests                          (31,361)                   -             29,980            3,401            143,458
                                           ---------         ------------          ---------      -----------        -----------

 Minority interests share of net income            -               (5,768)                 -       (7,733) (o)           (26,262)
                                           ---------         ------------          ---------      -------            -----------
 Net income before disposition of
 property                                    (31,361)              (5,768)            29,980           (4,332)           117,196
                                           ---------         ------------          ---------      -----------        -----------

 Series A Preferred Stock dividends                -                    -                  -                -             (2,415)
 Series B Preferred Stock dividends                -                    -                  -                -            (10,041)
 Series C Preferred Stock dividends                -                    -                  -                -            (11,813)
                                           ---------         ------------          ---------      -----------        -----------
 Net income available to common
 stockholders before disposition of
 property                                  $ (31,361)        $     (5,768)         $  29,980      $    (4,332)       $    92,927
                                           =========         ============          =========      ===========        ===========

 Net income per common share                                                                                         $      1.50
                                                                                                                     ===========
 Weighted average common shares
 outstanding                                                    1,774,972                                             62,149,029 (j)
                                                             ============                                             ==========

         The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated statement of operations.

                            SPIEKER PROPERTIES, INC.

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
           (unaudited, dollars in thousands, except per share amounts)


(a) Reflects the historical consolidated balance sheet of the Company as of March 31, 1998, and the historical consolidated statements of operations for the three months ended March 31, 1998, and for the year ended December 31, 1997, excluding gains on disposition of property of $9.0 million and $20.3 million, respectively.

(b) Reflects the issuance of unsecured investment grade rated debt securities of $25.0 million at an interest rate of 6.88% and with a maturity date of April 30, 2007.

(c) Reflects the issuance of 1,166,144 shares of common stock at a price of $39.88 per share and offering costs of approximately $2.4 million. Also reflects the issuance of 1,500,000 operating partnership units convertible into Series D Preferred Stock, at $50.00 per share, dividend rate of 7.6875% of the liquidation preference of $75 million, and offering costs of approximately $1.9 million.

(d) The Company acquired the TDC properties at an aggregate acquisition cost of $405.4 million which closed on various dates. Reflects the acquisition of the portion of the TDC portfolio which occurred in April 1998, at an aggregate acquisition cost of $278.2 million, including acquisition costs. The acquisition was funded with cash on hand, borrowings on the unsecured line of credit, and the issuance of operating partnership units.

(e) Reflects the allocation of the limited partners' interest in the Operating Partnership. The limited partners' pro forma ownership of the Operating Partnership as of March 31, 1998, was approximately 12.0%.

(f) Reflects the incremental effect of the issuance of unsecured investment grade rated debt securities of $150.0 million on January 27, 1998 at an interest rate of 6.75% and a maturity date of January 15, 2008. In addition, reflects the incremental effect of the issuance of unsecured investment grade rated debt securities of $125.0 million on February 6, 1998 at an interest rate of 6.88% and a maturity date of February 1, 2005. Also reflects the incremental effect of the issuance of unsecured investment grade rated debt securities of $1.5 million on February 2, 1998 at an interest rate of 7.0% and a maturity date of February 1, 2005. In addition, reflects the issuance of unsecured investment grade rated debt securities of $25.0 million on April 29, 1998 at an interest rate of 6.88% and a maturity date of April 30, 2007.

(g) Reflects the incremental effect of the issuance of 1,500,000 operating partnership units convertible into shares of Series D Preferred Stock, at $50.00 per share, dividend rate of 7.6875% of the liquidation preference of $75 million, and offering costs of approximately $1.9 million. In addition, reflect the incremental effect of the issuance of 608,828 shares of common stock on March 30, 1998 and the issuance of 1,166,144 shares of common stock on April 29, 1998 (collectively, the "1998 Common Stock offerings").

(h) Reflects the incremental effect of the Company's revenues, rental expenses and real estate taxes from the acquisition of 4.2 million square feet of net rentable property during 1998. Such amounts represent the operations of the properties prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based upon asset lives of 3 to 40 years.

                                                                 PROPERTY      TOTAL RENTABLE        INITIAL
        PROJECT NAME                           LOCATION           TYPE(1)        SQUARE FEET         COST(2)
        ------------                           --------           -------        -----------         -------
        Concourse                          San Jose, CA              O             536,250           $172,400
        The City Office Portfolio          Orange, CA                O             728,660             97,300
        Santa Monica Business Park(3)      Santa Monica, CA          O             957,063            110,210
        Marina Business Park(3)            Marina Del Rey, CA        O             260,180             29,600
        2600 Michelson/18581 Teller(3)     Irvine, CA                O             389,643             64,000
        Cerritos Towne Center(3)           Cerritos, CA              O             330,704             41,518
        Metro Center(3)                    Foster City, CA           O             707,469            130,917
        Biltmore Comm. Ctr.(3)             Phoenix, AZ               O             262,875             41,774

        ----------
        (1) "O" indicates Office
        (2) Represents the initial acquisition cost of the properties excluding any additional repositioning costs.
        (3) Properties referenced as the "TDC Portfolio" in this filing. Does not include one property totaling 80,821 square feet at an Initial Cost of $11,600 with an estimated close date in the 3rd Quarter of 1998. This last property will complete the acquisition of the TDC Portfolio as previously externally reported.

(i) Reflects the allocation of the limited partners' interest in income of the Operating Partnership. The limited partners' pro forma weighted average ownership of the Operating Partnership for the three month period ended March 31, 1998, was approximately 12.2%.

 (j) Pro forma basic and diluted weighted average shares outstanding for the three months ended March 30, 1998 includes the effect of the 1998 Common Stock Offerings. Pro forma basic and diluted weighted average shares outstanding for the twelve months ended December 31, 1997 includes the effect of the January 1997 sale of 11,500,000 shares of Common Stock (including 1,500,000 shares sold to the underwriters in the exercise of their over-allotment option) at $34.50 per share, the November 1997 sale of 11,500,000 shares of Common Stock (including 1,500,000 shares sold to the underwriters in the exercise of their over-allotment option) at $38.875 per share, and the December 1997 placement of 573,134 shares of Common Stock in a Registered Unit Investment Trust at $41.875 per share (collectively "The 1997 Common Stock offerings").

(k) Reflects the incremental effect on the Company's revenues, rental expenses and real estate taxes from the acquisition of 12.5 million square feet of net rentable property and two investments in mortgages during 1997. Such amounts represent the operations of the acquired properties and interest earned on mortgages prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based upon asset lives of 3 to 40 years. The Company acquired the following properties (the "1997 Acquisitions") during the year ended December 31, 1997:


                                                                             Property       Total Rentable
Project Name                                   Location                      Type (1)         Square Feet        Initial Cost (2)
------------                                   --------                      --------         -----------        ----------------

Southcenter West Business Park                 Tukwila, WA                       I               286,921           $   6,400
Mission West Portfolio                         San Diego, CA                     O               619,935              45,300
Emeryville Portfolio                           Emeryville, CA                    O               946,385             125,700 (3)
Brea Park Centre                               Brea, CA                          O               141,837              10,800
555 Twin Dolphin Drive                         Redwood Shores, CA                O               198,494              40,900
North Creek Parkway Centre                     Bothell, WA                       O               204,871              22,600
Riverside Centre                               Portland, OR                      O                98,434               9,300
Metro Plaza                                    San Jose, CA                      O               411,288              73,900
1740 Technology                                San Jose, CA                      O               194,538              39,600
Fountaingrove                                  Santa Rosa, CA                    O               160,808              16,200
Pasadena Financial                             Pasadena, CA                      O               145,702              26,700
Century Square                                 Pasadena, CA                      O               205,653              41,700
Point West Corporate Center                    Sacramento, CA                    O               145,184              17,200 (6)
Sierra Point                                   Brisbane, CA                      O                99,150              10,600
Brea Corporate Plaza                           Brea, CA                          O               119,406              10,900
McKesson Building                              Pasadena, CA                      O               150,951              19,100
Coral Tree Commerce Center                     Vista, CA                         I               130,866               8,400
Progress Industrial Park                       Vista, CA                         I               123,275               7,500
Lafayette Terrace                              Lafayette, CA                     O                47,392               7,500
Parkway Industrial                             Portland, OR                      I               175,000               7,500
Brea Corporate Place                           Brea, CA                          O               490,000              62,300
Sepulveda Center                               Los Angeles, CA                   O               170,134              25,200
Kennedy Portfolio                              Portland, OR (4)                  I             1,265,000             111,800
790 E. Colorado                                Pasadena, CA                      O               130,000              19,300
Washington Park                                Federal Way, WA                   O                50,000               6,100
Nobel Corporate Plaza                          San Diego, CA                     O               103,192              16,700
Kelley Point Distribution Center               Portland, OR                      I               500,000              16,400
Tower 17                                       Irvine, CA                        O               229,133              40,100
Johnson Ranch Corporate Center                 Roseville, CA                     O               127,059              20,500 (6)
San Mateo Baycenter II                         San Mateo, CA                     O               119,152              24,400
Southgate Office Plaza                         Renton, WA                        O               268,347              31,000 (6)
Borregas Avenue                                Sunnyvale, CA                     I                39,899               3,100
California Circle                              Milpitas, CA                      I                95,545              10,200
La Jolla Centre I                              La Jolla, CA                      O               154,320              29,500
Park Plaza                                     San Diego, CA                     O                66,745               9,500
Plaza Center / U.S. Bank Center                Bellevue, WA                      O               458,000              80,600
WCB Portfolio                                  (5)                              O/I            3,420,807             422,600 (3) (6)
ABAM Building                                  Federal Way, WA                   O                50,000               4,900
Douglas Center                                 Roseville, CA                     O               100,000              14,000 (6)
11999 San Vincente                             Brentwood, CA                     O                55,457              12,500

------------
(1)     "O" indicates office property; "I" indicates industrial property.
(2) Represents the initial acquisition cost of the properties excluding any additional repositioning costs.
(3) The Company paid cash and issued Operating Partnership Units or Preferred Operating Partnership Units to the sellers of this portfolio.
(4)     Also includes properties located in Redmond, WA; Fremont, CA and
        Hayward, CA.
(5)     Properties are located in California, Oregon and Washington.
(6)     Includes cost of land to be developed.

(l) Reflects the elimination of the operations of 13 properties disposed of in 1997 included in the historical statements of operations. Also reflects the elimination in rental revenues of interest income from the repayment of two investments in mortgages. The Company disposed of the following properties (the "1997 Dispositions") during the year ended December 31, 1997:


                                                                               Property       Total Rentable
Project Name                                   Location                        Type (1)         Square Feet        Sales Price
------------                                   --------                        --------         -----------        -----------

Totem Hill                                     Kirkland, WA                        R                25,250           $   4,100
Arbor Faire                                    Fresno, CA                          R               199,956              18,500
Broadway Faire                                 Fresno, CA                          R                60,383               9,100
Walker Center                                  Beaverton, OR                       R                89,624              10,000
West Park Plaza                                San Jose, CA                        R                88,136              10,100
Woodside                                       Redwood City, CA                    R                80,598              12,000
South Point Plaza                              Everett, WA                         R               188,945              14,600
Sunset Science                                 Portland, OR                        I                49,750               2,400
Metro 580                                      Pleasanton, CA                      R               174,653              21,700
Jefferson Parking                              Boise, ID                           -                     -                 800
Howe Avenue                                    Sacramento, CA                      O               118,473               8,800
Arden Square                                   Sacramento, CA                      R               100,162              10,300
Arden Office                                   Sacramento, CA                      O                52,313               3,400

(1) "O" indicates office property; "I" indicates industrial property; "R" indicates retail property.



(m) Reflects the reduction in revenue and expenses for the portion of the WCB Portfolio, aggregating 1.7 million square feet of property, purchased by an affiliate of Spieker Properties, L.P.. Also reflects the increase in management fee and interest income from an affiliate of Spieker Properties, L.P. relating to the 1.7 million square feet of property in the WCB Portfolio to be purchased by an affiliate of Spieker Properties, L.P.

(n) Reflects the incremental effect of the issuance of investment grade rated unsecured notes of $150.0 million on July 14, 1997 at an interest rate of 7.125% and a maturity date of July 1, 2009. In addition, reflects the incremental effect of the issuance of investment grade rated unsecured debentures of $150.0 million on September 29, 1997 at an interest rate of 7.5% and a maturity date of October 1, 2027. Also reflects the incremental effect of the issuance of investment grade rated unsecured notes of $200.0 million on December 8, 1997 at an interest rate of 7.35% and a maturity date of December 1, 2007.

(o) Reflects the allocation of pro forma income to minority interests based upon pro forma minority ownership in the Operating Partnership of approximately 14.0%.

(p) The Company's pro forma taxable income for the 12-month period ended March 31, 1998, is approximately $166 million, which has been calculated as pro forma income from operations before minority interests for the same period of approximately $147 million plus GAAP depreciation and amortization of approximately $67 million less tax basis depreciation and amortization and other tax differences of approximately $48 million.

(q) Reflects the incremental effect of the issuance of 6,000,000 shares of Series C Cumulative Redeemable Preferred Stock at $25.00 per share, dividends payable at an annual rate of 7.875% of the liquidation preference of $150.0 million.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SPIEKER PROPERTIES, INC.
                                                    (Registrant)



Date:     July 1, 1998                          By:     /s/ ELKE STRUNKA
       -------------------------------------        ----------------------------
                                                    Elke Strunka
                                                    Vice President and
                                                    Principal Accounting Officer